CLASS A PROMISSORY NOTE


U.S. $48,456,000.00                                            September 3, 1998
                                                              New York, New York

                  FOR VALUE RECEIVED, the undersigned, CUTTER SOUND DEVELOPMENT, LTD., MONTVERDE PROPERTY, LTD., NORTHSHORE GOLF PARTNERS, LTD., NORTHSHORE DEVELOPMENT, LTD., U.S. GOLF PINEHURST PLANTATION, LTD., FSD GOLF CLUB, LTD., RH HOLDINGS, INC., WEDGEFIELD LIMITED PARTNERSHIP and ARLINGTON LAKES, L.P., each having an address at c/o Golf Communities of America, 255 South Orange Avenue, Firstate Tower, Suite 1515, Orlando, Florida 32801 ("Borrower"), hereby promises and agrees to pay to the order of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company, its successors and assigns ("Lender"), at its office at 11 Madison Avenue, New York, New York 10010, on the Maturity Date (as defined below) the principal sum of FORTY EIGHT MILLION FOUR HUNDRED FIFTY SIX AND NO/100 DOLLARS ($48,456,000.00) or so much thereof as shall have been advanced under the Loan Agreement (as hereinafter defined) and shall be outstanding hereunder together with interest thereon as hereinafter set forth, such payment to be made in lawful money of the United States of America in immediately available funds.

                  This Note evidences a portion of a loan (the "Loan") in the aggregate principal sum of One Hundred Million Nine Hundred Fifty Thousand And No/100 Dollars ($100,950,000.00), the other portion of which Loan is evidenced by a Class B Promissory Note (the "Class B Note") in the principal sum of Twenty Six Million Two Hundred Forty Seven Thousand And No/100 Dollars ($26,247,000.00), dated the date of this Note, made by Borrower to Lender, and by a Class C Promissory Note (the "Class C Note") in the principal sum of Twenty Six Million Two Hundred Forty Seven Thousand And No/100 Dollars ($26,247,000.00), dated the date of this Note, made by Borrower to Lender. This Note, together with the Class B Note and the Class C Note, are hereinafter, collectively, referred to as the "Notes".

                  1. Definitions. The following terms used in this Note shall have the following meanings:

"Base Rate"-                        The rate  per  annum  equal  to one  and one
                                    half  percentage  points (1.5%) in excess of
                                    the Treasury  Rate.  Any interest rate based
                                    on the Base Rate shall be adjusted as of the
                                    date of any  change  in the Base  Rate.  The
                                    determination of the Base Rate shall be made
                                    by  Lender  and  shall  be  conclusive   and
                                    binding  upon  Borrower,   absent   manifest
                                    error.

"Borrower"-                         Shall have the meaning ascribed to such term
                                    in the initial  paragraph  hereof.  The term
                                    "Borrower"   shall  include  the  respective
                                    successors and assigns of Borrower, but the foregoing is not intended to vary or negate the effect of Section 5.1 of the Loan
                                    Agreement.

"Capital Adequacy Events"-          Shall have the meaning ascribed to such term
                                    in Section 3(d) hereof.

"Cash                               Management  Agreement"-  That  certain  Cash
                                    Management  Agreement,  dated  as of July 2,
                                    1998, as same may have been or may be amended, modified or extended, from time to time, by and between Borrower and Lender, with respect to the
                                    Loan.

"Default Rate"-                     Shall have the meaning ascribed to such term
                                    in Section 5(a) hereof.

"Domestic                           Business  Day"- Any day  except a  Saturday,
                                    Sunday or other day on which commercial banks are required or permitted by law to close in New York City.

"Eurodollar                         Business  Day"- Any day on which  commercial
                                    banks  are open for  international  business
                                    (including dealings in dollar deposits) in London, England.

"Event of Default"-                 Shall  have  the  meaning  ascribed  to such
                                    term in the Loan Agreement.

"Excess Interest"-                  Shall  have the  meaning  ascribed  to  such
                                    term in Section 9 hereof.

"Funding Losses"-                   Shall have the meaning ascribed to such term
                                    in Section 3(a) hereof.

"Funding Party"-                    Any  bank or other  entity,  if  any,  which
                                    is  indirectly  or directly  funding  Lender
                                    with  respect  to the  Loan,  in whole or in
                                    part,  including,  without  limitation,  any
                                    direct   or   indirect   assignee   of,   or
                                    participant in, the Loan.

"Governmental Authority"-           Shall  have  the  meaning  ascribed  to such
                                    term in the Loan Agreement.

"Interest Accrual Period"-          With respect to any Payment  Date,  from the
                                    eleventh (11th) day of the calendar month preceding such Payment Date until the tenth
                                    (10th) day of current month, provided, that no Interest Accrual Period shall end later than the Maturity Date (other than for purposes of calculating Default Interest), and the initial Interest Accrual Period shall begin on the date of this Note.

"Law Change"-                       Shall   have   the   meaning   ascribed   to
                                    such term in Section 12(c) hereof.

"Lender"-                           Shall  have  the  meaning  ascribed to  such
                                    term in the introductory paragraph hereof.

"LIBOR Interest Rate"-              Shall have the meaning ascribed to such term
                                    in Section 2(a) hereof.

"LIBOR"- With respect to the relevant Interest Accrual Period, the rate per annum (rounded upwards, if necessary, to the nearest one-one-thousandth (1/1000) of one percent 1%) reported, with respect to the initial Interest Accrual Period, at 11:00 a.m. London time on the date of this Note (or if such date is not a Eurodollar Business Day, the immediately preceding Eurodollar Business Day), and thereafter, at 11:00 a.m. London time on the date two (2) Eurodollar Business Days prior to the first day of such Interest Accrual Period, on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the non-reserve adjusted London Interbank Offered Rate for U.S. dollar deposits having a 30 day term and in an amount of $1,000,000

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

                      or more (or on such other page as may
                   replace Telerate Page 3750 on that service
                                    or such other  service or services as may be
                                    nominated    by   the    British    Bankers'
                                    Association  for the  purpose of  displaying
                                    such rate all as determined by Lender in its
                                    sole  but  good  faith  discretion).  In the
                                    event  that (i) more than one such  LIBOR is
                                    provided,  the  average of such rates  shall
                                    apply or (ii) no such  LIBOR  is  published,
                                    then  LIBOR  shall be  determined  from such
                                    comparable  financial  reporting  company as
                                    Lender in its sole but good faith discretion
                                    shall  determine.  LIBOR  for  any  Interest
                                    Accrual  Period shall be adjusted  from time
                                    to time, by  increasing  the rate thereof to
                                    compensate  Lender and any Funding Party for
                                    any    aggregate    reserve     requirements
                                    (including,  without limitation,  all basic,
                                    supplemental,  marginal  and  other  reserve
                                    requirements  and taking  into  account  any
                                    transitional  adjustments or other scheduled
                                    changes in reserve  requirements  during any
                                    Interest  Accrual Period) which are required
                                    to be  maintained  by Lender or such Funding
                                    Party   with   respect   to    "Eurocurrency
                                    liabilities"   (as   presently   defined  in
                                    Regulation  D of the Board of  Governors  of
                                    the Federal Reserve System) of the same term
                                    under Regulation D, or any other regulations
                                    of   a   Governmental    Authority    having
                                    jurisdiction  over  Lender  or such  Funding
                                    Party of similar effect.

"Loan"- The loan from Lender to Borrower which is evidenced by (i) this Note, (ii) the Class B Note and (iii) the Class C Note.

"Loan Agreement"- That certain Loan Agreement, dated as of July 2, 1998, as same may have been and may be amended, modified or extended, from time to time, made by and between Borrower and Lender, with respect to the Loan.

"Loan Documents"-                   Shall  have  the  meaning  ascribed  to such
                                    term in the Loan Agreement.

"Loan Taxes"-                       Shall  have  the  meaning  ascribed  to such
                                    term in Section 12(a) hereof.

"Maturity Date"-                    July 1, 2001.

"Mortgage"-                         Shall  have  the  meaning  ascribed  to such
                                    term in the Loan Agreement.

"Net Proceeds"-                     The amount  allocated  to, or required to be
                                    allocated   to,  the  Monthly  Debt  Service
                                    Account   under  Section   3(a)(A)(vii)   or
                                    Section  3(a)(B)(vii) of the Cash Management
                                    Agreement during any Collection Period (as defined therein) plus the amount allocated to the Monthly Debt Service Account upon the sale of a Release Parcel or Lot (each as defined in the Loan Agreement) under Section
                                    3(a)(C) thereof, less interest due on the Loan, other than default interest.

"Note"-                             This Promissory Note.

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

"Payment Date"- September 11, 1998 and the eleventh day of each month thereafter during the term of this Note, if the eleventh day is not a Domestic Business Day then on the next preceding Domestic Business Day.

"Pelican Strand Notes"- The three (3) notes, of even date herewith, made by Pelican Strand, Ltd., to Lender in the amounts of $17,088,000, $9,256,000 and $9,256,000, respectively.

"Person"-                           Shall  have  the  meaning  ascribed  to such
                                    term in the Loan Agreement.

"Treasury Rate"-                    A rate  per  annum equal to the yield, as of
                                    the related  determination date,  calculated
                                    by  linear  interpolation  (rounded  to  the
                                    nearest one-thousandth of one percent (i.e.,
                                    0.001%)) of the yields of noncallable United
                                    States Treasury  obligations with terms (one
                                    longer   and  one   shorter)   most   nearly
                                    approximating    the   period    from   such
                                    determination  date to the Maturity Date, as
                                    determined  in good  faith by  Lender on the
                                    basis of Federal Reserve Statistical Release
                                    H.15-Selected   Interest   Rates  under  the
                                    heading U.S. Governmental  Security/Treasury
                                    Constant  Maturities,  or  other  recognized
                                    source  of  financial   market   information
                                    selected by Lender.

"U.S. Person"-                      Any Person that is (i) a citizen o  resident
                                    of the United  States,  (ii) a  corporation,
                                    partnership   or  other  entity  created  or
                                    organized  under  the  laws  of  the  United
                                    States or any State thereof or (iii) any estate or trust that is subject to U.S.
                                    federal income taxation regardless of the source of its income.

                  2. Interest and Principal Payments. (a) Interest on the outstanding principal of the Loan evidenced by the Notes shall accrue from the date hereof at the rate per annum (the "Loan Interest Rate") equal five and six tenths percent (5.6%) in excess of LIBOR for the relevant Interest Accrual Period.

                  (b) Subject to the further provisions of this Note, including Sections 3 and 5 below, interest on the principal sum evidenced by this Note shall accrue from the date hereof at the rate per annum (the "Class A Interest Rate") equal to one and one half percent (1.5%) in excess of LIBOR for the relevant Interest Accrual Period.

                  (c) Prior to the Maturity Date (or the date the unpaid principal balance of the Loan otherwise becomes due, whether by acceleration or otherwise), interest accruing at the Loan Interest Rate during each Interest Accrual Period shall be payable monthly in arrears on each Payment Date.

                  (d) In addition, Borrower shall pay, in reduction of the outstanding principal amount of the Loan, the following:

                           (i) on each  Payment  Date an amount equal to the Net
                  Proceeds for the preceding calendar month,

                           (ii) on July 1,  1999,  the  amount (if any) by which
                  the sum of (x) the aggregate Net Proceeds paid to Lender during the preceding twelve (12) calendar months, excluding Net Proceeds attributable to the sale of an Individual Property or Release Parcel during such period, plus (y) the aggregate payments to Lender under Sections 2(b)(i), (ii) or
                  (iii) of the Pelican Strand Notes during the preceding  twelve
                  (12) calendar months (including payments on July 1, 1999), shall be less than $14,050,000, and

                           (iii) on July 1,  2000,  the amount (if any) by which
                  the sum of (x) the aggregate Net Proceeds paid to Lender during the preceding twenty-four (24) calendar months, excluding Net Proceeds attributable to the sale of an Individual Property or Release Parcel during such period, plus
                  (y) the aggregate  payments to Lender under Sections  2(b)(i),
                  (ii) or (iii) of the Pelican Strand Notes during the preceding twenty-four (24) calendar months (including payments on July 1, 2000), shall be less than $36,550,000.

                  The entire unpaid principal balance of the Loan together with all accrued and unpaid interest, if not sooner paid, shall be payable in full on the Maturity Date.

                  (e) All amounts tendered by Borrower or otherwise available for payment of the Loan shall be applied in the following order of priority:

                           (i) to accrued  interest and unpaid  interest on this
                  Note at the Class A Interest Rate;

                           (ii) to accrued  interest and unpaid  interest on the
                  Class B Note;

                           (iii) to accrued  interest and unpaid interest on the
                  Class C Note;

                           (iv) to the principal of this Note until such principal has been paid in full;

                           (v) prior to the  occurrence  of an Event of Default,
                  pro rata to the principal of the Class B Note and to the principal of the Class C Note until such principal has been paid in full; after the occurrence and during the continuance of an Event of Default, (a) to the principal of the Class B Note until such principal has been paid in full and (b) to the principal of the Class C Note until such principal has been paid in full;

                           (vi) to any default interest in excess of the interest paid in accordance with clauses (i), (ii) and (iii) above on this Note, the Class B Note and the Class C Note, pro rata in accordance with the outstanding principal balance of each such Note;

                           (vii) to late charges (applied to the Notes depending
                  on the proportion of the related late payment applicable to each Note); and

                           (viii)  to  any  other  amounts   payable  under  the
                  Mortgage or any of the other Loan Documents.

                  (f) All interest payable hereunder shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall, subject to paragraph (g) below, be excluded. Interest shall accrue on each payment of principal hereunder through the date on which such payment is credited, as provided below.

                  (g) All sums payable to Lender hereunder shall be payable, without setoff, deduction or counterclaim, in immediately available funds, no later than noon New York time on the date when due by wire transfer to such account or address as Lender may from time to time designate in a written notice to Borrower. Payments received by Lender in immediately available funds on any day after noon New York time shall be treated for all purposes of the Loan as having been paid and received by Lender on the next Domestic Business Day. Notwithstanding anything to the contrary contained herein, when any payment is due hereunder or under any of the other Loan Documents on a day which is not a Domestic Business Day, such payment shall be made on the next succeeding Domestic Business Day.

                  3.       Funding Losses; Change in Law, Etc.

                  (a) Borrower hereby agrees to pay to Lender any amount necessary to compensate Lender and any Funding Party for any losses or costs (including, without limitation, the costs of breaking any "LIBOR" contract, if applicable, or funding losses determined on the basis of Lender's or such Funding Party's reinvestment rate and the interest rate hereon) (collectively, "Funding Losses") sustained by Lender or any Funding Party: (i) if this Note, or any portion hereof, is repaid for any reason whatsoever on any date other than a Payment Date (including, without limitation, from condemnation or insurance proceeds, unless due to Lender's election to apply same to this Note on such date), (ii) upon the conversion of the interest rate on the Loan to the Base Rate in accordance with subsection (b) below, and/or (iii) as a consequence of
(x) any increased costs (without duplication of any costs used in calculating LIBOR) that Lender or any Funding Party may sustain in maintaining the borrowing evidenced hereby or (y) the reduction of any amounts received or receivable from Borrower, in either case, due to the introduction of, or any change in, law or applicable regulation or treaty (including the administration or interpretation thereof), whether or not having the force of law, or due to the compliance by Lender or the Funding Party, as the case may be, with any directive, whether or not having the force of law, or request from any central bank or domestic or foreign governmental authority, agency or instrumentality having jurisdiction. Payment of Funding Losses hereunder shall be in addition to any obligation to pay a prepayment premium under Section 4 hereof in circumstances where such prepayment premium would be due and owing.

                  (b) If Lender determines (which determination shall be conclusive and binding upon Borrower, absent manifest error) (i) that Dollar deposits in an amount approximately equal to the principal balance outstanding hereunder are not generally available at such time in the London Interbank Market for deposits in Eurodollars, (ii) that the rate at which such deposits are being offered will not adequately and fairly reflect the cost to Lender or a Funding Party of maintaining a LIBOR Interest Rate on the Loan (or the portion of the Loan being funded by such Funding Party) or of funding the same in such market for such Interest Accrual Period due to circumstances affecting the London Interbank Market generally, (iii) that reasonable means do not exist for ascertaining LIBOR, or (iv) that a LIBOR Interest Rate would be in excess of the maximum interest rate which Borrower may by law pay, then, in any such event, Lender shall immediately notify Borrower of such circumstance and as of the date of such notification with respect to an event described in clause (ii) or (iv) above, or as of the expiration of the applicable Interest Accrual Period with respect to an event described in clause (i) or (iii) above, interest shall accrue at the Base Rate until such time as the situations described above are no longer in effect or as otherwise provided in Section 5 hereof; provided, however, if the situation described in clause (ii) above occurs, (x) Borrower shall have the option, to be exercised by written notice to Lender, to pay Lender (in the manner reasonably required by Lender) for such increased cost of maintaining a LIBOR Interest Rate and (y) if the same only affects a portion of the Loan, then only such portion shall have interest accrue at the Base Rate (provided the remaining portion is at least $1,000,000) and interest shall continue to accrue on the remaining portion at the LIBOR Interest Rate. Notwithstanding anything to the contrary herein, with respect to an event described in clauses (i) through (iv) above, provided that no Event of Default shall then exist, Borrower shall have the right, on thirty (30) days prior written notice to Lender given within thirty (30) days after Lender gives notice to Borrower of such event, to pay the entire outstanding principal balance of the Loan and all accrued and unpaid interest thereon on the next Payment Date together with the Spread Maintenance Premium (as defined in the Loan Agreement) thereon.

                  (c) If the introduction of, or any change in, any law, regulation or treaty, or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof after the date of this Note, shall make it unlawful for Lender or any Funding Party to maintain the LIBOR Interest Rate with respect to the Loan, or any portion thereof, or to fund the Loan, or any portion thereof, in Eurodollars in the London Interbank Market, then the Loan (or such portion of the Loan) shall thereafter bear interest at the Base Rate (unless the Default Rate shall be applicable) and Borrower shall pay to Lender the amount of Funding Losses (if any) incurred in connection with such conversion. The accrual of interest at the Base Rate shall continue until such Payment Date, if any, as the situation described in this subsection (c) is no longer in effect.

                  (d) If Lender or the Funding Party, as the case may be, shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption of any other law, rule, regulation or guideline (including but not limited to any United States law, rule, regulation or guideline) coming into existence after the date of this Note regarding capital adequacy, or any change becoming effective after the date of this Note in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any domestic or foreign governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by Lender or its holding company or a Funding Party or its holding company, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (excluding, however, any such laws, rules, regulations, and guidelines giving rise to the reserve requirement used in calculating LIBOR), has or would have the effect of reducing the rate of return on the capital of Lender, the Funding Party's or such Funding Party's holding company, as the case may be, to a level below that which Lender or its holding company or the Funding Party or its holding company, as the case may be, could have achieved but for such applicability, adoption, change or compliance (taking into consideration Lender's or its holding company's or the Funding Party's or its holding company's, as the case may be, policies with respect to capital adequacy) (the foregoing being hereinafter referred to as "Capital Adequacy Events"), then, upon demand by Lender, Borrower shall, pay to Lender, from time to time, such additional amount or amounts as will compensate Lender or such Funding Party for any such reduction suffered.

                  (e) Any amount  payable by Borrower  under  subsection  (a) or subsection (d) of this Section 3 shall be paid to Lender within five (5) Business Days of receipt by Borrower of a certificate signed by an officer of Lender setting forth the amount due and the basis for the determination of such amount, which statement shall be conclusive and binding upon Borrower, absent manifest error. Failure on the part of Lender to demand payment from Borrower for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to Borrower prompt notice of any event described in subsection (a) or (d) above and of the amount to be paid under this Section 3 as a result thereof; provided, however, any failure by Lender to so notify Borrower shall not affect Borrower's obligation to make the payments to be made under this Section 3 as a result thereof. All amounts which may become due and payable by Borrower in accordance with the provisions of this Section 3 shall constitute additional interest hereunder and shall be secured by the Mortgage and the other Loan Documents.

                  (f) If Lender or any Funding Party requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of subsections (a) (iii) or (iv) or subsection (d) of this Section 4, or if any event occurs as described in subsections (b) or (c) above which would cause the Note no longer to bear interest at the LIBOR Interest Rate then, upon request of Borrower, Lender or such Funding Party shall use reasonable efforts in a manner consistent with such institution's practice in connection with loans like the Loan to designate a different lending office for funding or booking the Transaction Indebtedness or assign its rights and obligations under this Note to another of its offices, branches or affiliates if such designation or assignment in Lender's sole but good faith judgment (i) would eliminate, mitigate or reduce amounts payable by Borrower in connection with Funding Losses or Capital Adequacy Events or, with respect to an event described in subsection (b) or (c) above would allow this Note to continue to bear interest at the LIBOR Interest Rate without additional cost to Lender and (ii) would not be otherwise prejudicial to Lender; Borrower hereby agreeing to pay all reasonably incurred costs and expenses incurred by Lender or any Funding Party in connection with any such designation or assignment.

                  4. Prepayment. Borrower expressly waives any right to prepay this Note, in whole or in part, except as otherwise expressly provided in the Loan Documents. Notwithstanding, anything contained in the Loan Documents to the contrary, no prepayments will be permitted on other than a Payment Date unless such repayment is accompanied by the payment of any interest to the next Payment Date.

                  5. Default Interest; Late Charge. (a) If any payment of principal, interest or other sum payable hereunder or under any of the other Loan Documents is not paid when due (including by reason of failure to pay all principal, interest and all other amounts due hereunder and under the other Loan Documents on the Maturity Date (or such earlier date as the same may become due, whether by acceleration or otherwise)), such principal amount, interest or other sum shall bear interest at a rate per annum (the "Default Rate") equal to five percent (5%) in excess of the interest rate on the Loan determined in accordance with Section 2(a) above, which Default Rate shall so apply from the date due until the date such amount is indefeasibly paid to Lender. Without limiting the foregoing, upon the occurrence of and during the continuance of an Event of Default hereunder, the entire principal balance of this Note shall bear interest at the Default Rate. Interest at the Default Rate shall be paid immediately upon demand, which demand may be made as frequently as Lender shall elect.

                  (b) If any installment of interest or principal is not paid when due, Borrower shall pay to Lender a late charge of four percent (4%) of the amount so overdue in order to defray part of the expense incident to handling such delinquent payment or payments. Such late charge shall be immediately due and payable without notice or demand by Lender. Such late charge shall be in addition to and separate from any increase in interest due hereunder as a result of calculation of interest due hereunder at the Default Rate. Acceptance by Lender of any late charge or interest at the Default Rate shall not be deemed a waiver of any of Lender's rights hereunder or under the other Loan Documents with respect to such late payment.

                  6. Event of Default. Upon the occurrence of an Event of Default and at any time thereafter if any such Event of Default shall then be continuing, Lender may, without additional notice to Borrower, declare the principal of, and accrued interest on, this Note to be immediately due, whereupon the same shall forthwith become immediately due and payable without presentment, demand, protest or other notice of any kind and Lender may proceed to exercise any rights and remedies available to Lender under the Mortgage and the other Loan Documents or which Lender may have at law, in equity or otherwise.

                  7. Expenses. Borrower hereby agrees to pay to Lender on demand all costs and expenses of Lender (including, without limitation, reasonable attorneys' fees and disbursements) in connection with the enforcement and collection hereof, whether or not any suit is brought on this Note or any foreclosure or other proceeding is brought. The provisions of this Section 7 are not intended to limit in any manner Borrower's obligations to pay costs and expenses of Lender as may be elsewhere provided herein, in the Loan Agreement, in the Mortgage or in any other Loan Document.

                  8. Security. This Note is secured by the Mortgage, the Assignment of Leases (as defined in the Loan Agreement) and the other Loan Documents.

                  9. Excess Interest. It is agreed that, notwithstanding any provision to the contrary in this Note, the Mortgage, or any of the other Loan Documents, no such provision shall require the payment or permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note or any of the other Loan Documents, then in such event:

                           (a) the provisions of this Section 9 shall govern and
control;

                           (b)  neither  Borrower  nor any of the other  Persons
required to pay any amounts with respect to the Loan shall be obligated to pay any Excess Interest;

                           (c) any Excess Interest that Lender may have received
hereunder shall, at the option of Lender, be (i) applied as a credit against the then outstanding principal balance (without payment of prepayment premium) due under this Note, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing;

                           (d) the  applicable  interest  rate or rates shall be
automatically subject to reduction to the maximum lawful rate and this Note, the Mortgage, and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

                           (e)  neither  Borrower  nor any of the other  Persons
required to pay any amounts with respect to the Loan shall have any action or remedy against Lender for any damages whatsoever or any defense to enforcement of the Note, Mortgage or any of the other Loan Documents arising out of the payment or collection of any Excess Interest.

                  10. Waiver. Borrower expressly waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party.

                  11. Governing Law. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. IT IS THE INTENT OF THE PARTIES HERETO THAT THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK APPLY TO THIS NOTE.

                  12. Cross Default. A default under the Class B Note, the Class C Note or any other note now or hereafter secured by the Mortgage constitutes a default under this Note and under the other Loan Documents. When the default under the Class B Note, the Class C Note or any such other note constitutes an Event of Default under that note, an Event of Default also will exist under this Note and the other Loan Documents.

                  13. Loan Taxes. (a) Any and all payments by Borrower to Lender hereunder and under the other Loan Documents shall, provided that Lender complies with the requirements of subsection (c) below, be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto except for the following for which Borrower shall not be responsible:
(A) taxes imposed on or measured by Lender's net income or net receipts, or (B) franchise taxes imposed on Lender, by the jurisdiction in which (i) Lender is organized, (ii) Lender is "doing business" (unless such determination of "doing business" is made solely as a result of Lender's interest in the Loan and the security therefor) or (iii) Lender's applicable lending office is located (all such taxes, levies, imposts, deductions, charges or withholdings and liabilities (except those described in clauses (A) and (B)) being hereinafter referred to as "Loan Taxes"). If Borrower shall be required by law to deduct or withhold any Loan Taxes from or in respect of any sum payable hereunder or under any other Loan Document, then (x) any such sum payable hereunder or under any other Loan Document shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 13), Lender receives an amount equal to the sum it would have received had no such deductions or withholdings (including deductions applicable to additional sums payable under this Section
13) been made, (y) Borrower shall make such deductions or withholdings and (z) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Borrower will indemnify Lender for the full amount of any Loan Taxes (including, without limitation, any Loan Taxes (as well as taxes described in clauses (A) and (B) above) imposed by any jurisdiction on any amounts payable under this Section 13) paid or payable by Lender and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Loan Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. The agreements and obligations of Borrower contained in this
Section 13 shall survive the payment in full of principal and interest under this Note.

                           (b) Within 30 days  after the date of any  payment of
Loan Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt or other evidence reasonably satisfactory to the Agent evidencing payment thereof.

                           (c) If Lender is a U.S. Person (other than the Lender
originally named herein), Lender shall deliver to Borrower upon request a Form W-9 (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower upon request a Form W-8 and either (i) a Form 1001 which indicates a 0% rate of tax or (ii) a Form 4224. If Lender is not a U.S. Person, Lender further undertakes to deliver to Borrower additional Forms W-8, 1001, 4224 (or any successor forms) or other manner of certification, as the case may be, (i) on or before the date that any such form expires or becomes obsolete, (ii) after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and (iii) such extensions or renewals thereof as may reasonably be requested by Borrower, certifying that Lender is entitled to receive payments hereunder without deduction or withholding of any Loan Taxes. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "Law Change"), has occurred after the date hereof and prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such form inapplicable, or which would prevent Lender from duly completing and delivering any such form or if such Law Change results in Lender being unable to deliver a Form W-9 (or other satisfactory evidence that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax), Lender shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction or withholding of Loan Taxes. In the event of such Law Change, the Borrower shall have the obligation to make the Lender whole and to "gross-up" under Section 13(a) despite the failure by the Lender to deliver such forms.

                           (d) If Lender receives a refund in respect of Loan
Taxes paid by Borrower, it shall promptly pay such refund, together with any other amounts paid by Borrower pursuant to subsection (a). above in connection with such refunded Loan Taxes, to Borrower; provided, however, that Borrower agrees to promptly return such refund to Lender if it receives notice from Lender that it is required to repay such refund. Nothing contained herein shall be construed to require Lender to seek any refund and Lender shall have no obligation to Borrower to do so.

                           (e) All amounts payable under this Section 13 shall
constitute additional interest hereunder and shall be secured by the Mortgage and the other Loan Documents. The provisions of this Section 13 shall survive any payment or prepayment of this Note and any foreclosure or satisfaction of the Mortgage.

                           (f) Any reference under this Section 13 to "Lender"
shall be deemed to include any participants and assignees.

                  14. Modification, etc. This Note can be extended, modified or amended only in writing by an instrument executed by Lender and Borrower and none of the rights or benefits of Lender hereunder can be waived except in a written document executed by Lender.

                  15. Binding Effect. This Note shall be binding upon and inure to the benefit of Lender, Borrower and their respective successors and assigns.

                  16. Notices. All notices and other communications hereunder shall be delivered as set forth in Section 7.6 of the Loan Agreement.

                  17. Interpretation. The headings of sections and paragraphs in this Note are for convenience only and shall not be construed in any way to limit or define the content, scope, or intent of the provisions hereof. As used in this Note, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires. The parties hereto intend and believe that each provision in this Note comports with all applicable law. However, if any provision in this Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Note to be unlawful, void or unenforceable as written, then it is the intent of all parties to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such unlawful, void or unenforceable provision were not contained therein, and that the rights, obligations and interests of Borrower and Lender under the remainder of this Note shall continue in full force and effect; provided, however, that if any provision of this Note which is found to be in violation of any applicable law concerning the imposition of interest hereunder, the rights, obligations and interests of Borrower and Lender with respect to the imposition of interest hereunder shall be governed and controlled by the provisions of Section 9 hereof. Time is of the essence of this Note.

                  18. Limited Recourse. The provisions of Section 7.20 of the Loan Agreement shall apply to Borrower's obligations under this Note and are incorporated herein as if fully set forth herein.

                  19. No Oral Agreements. THIS NOTE AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDER-STANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first above written.

                                 BORROWER:

                                 CUTTER SOUND DEVELOPMENT, LTD.,
                                     a Florida limited partnership

                                     By:   U.S. Golf (Cutter Sound), Inc.,
                                           its General Partner


                                          By:
                                             ---------------------------------
                                              Name: Warren Stanchina
                                              Title:   President


                                 MONTVERDE PROPERTY, LTD.,
                                     a Florida limited partnership

                                     By:   U.S. Golf (Montverde), Inc.,
                                           its General Partner


                                          By:
                                             ---------------------------------
                                              Name: Warren Stanchina
                                              Title:   President

                                 NORTHSHORE GOLF PARTNERS, LTD.,
                                     a Texas limited partnership

                                     By:   Northshore U.S. Golf, Inc.,
                                           its General Partner


                                          By:
                                             ---------------------------------
                                              Name: Warren Stanchina
                                              Title:   President


                                 NORTHSHORE DEVELOPMENT, LTD.,
                                     a Texas limited partnership

                                     By:   Northshore U.S. Golf, Inc.,
                                           its General Partner


                                          By:
                                             ---------------------------------
                                              Name: Warren Stanchina
                                              Title:   President


                                 U.S. GOLF PINEHURST PLANTATION, LTD.,
                                     a Florida limited partnership

                                     By:   U.S. Golf (Plantation), Inc.,
                                           its General Partner


                                          By:
                                             ---------------------------------
                                              Name: Warren Stanchina
                                              Title:   President

                                 FSD GOLF CLUB, LTD.,
                                     a Florida limited partnership

                                     By:   U.S. Golf (FSD), Inc.,
                                           its General Partner


                                          By:
                                             ---------------------------------
                                              Name: Warren Stanchina
                                              Title:   President


                                 RH HOLDINGS, INC., a Utah corporation


                                 By:
                                    ---------------------------------
                                     Name:    Warren Stanchina
                                     Title:   President


                                 WEDGEFIELD LIMITED PARTNERSHIP,
                                     a Michigan limited partnership

                                     By:   U.S. Golf (Wedgefield), Inc.,
                                           its General Partner


                                          By:
                                             ---------------------------------
                                              Name: Warren Stanchina
                                              Title:   President


                                 ARLINGTON LAKES, L.P.,
                                     a Texas limited partnership

                                     By:   GCA Texas Development, Inc.,
                                           its General Partner


                                          By:
                                             ---------------------------------
                             Name: Warren Stanchina
                                              Title:     President